UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04052

Legg Mason Partners Money Market Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

March 31, 2011

Annual Repor t

Western Asset

California

Municipal

Money Market

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset California Municipal Money Market Fund

Fund objective

The Fund seeks to provide income exempt from both regular federal income tax and California personal income tax* from a portfolio of high-quality short-term municipal obligations selected for liquidity and stability of principal.

*	Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset California Municipal Money Market Fund for the twelve-month reporting period ended March 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

Special shareholder notice

The Board of Trustees of the Fund has approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation of the Fund will occur no later than June 30, 2012.

It is expected that all share classes of the Fund will continue to be offered through intermediaries that currently have relationships with the Fund and to current shareholders having accounts directly with the Fund until final liquidation. Except as stated above, the Fund is closed to new investors.

As the liquidation of the Fund approaches, the Fund’s subadviser is expected to increase the portion of the Fund’s assets held in cash and similar investments and reduce maturities of non-cash investments in order to prepare for orderly liquidation and to meet anticipated redemption requests. This may adversly affect the Fund’s yield, and large redemptions could adversely affect the Fund’s expense ratio, although existing expense limitations are expected to be maintained. Also, as the Fund’s liquidation approaches, the

Western Asset California Municipal Money Market Fund	III

Fund will cease to pursue its investment objective. Fund shareholders were previously provided with additional information relating to the liquidation, including possible tax consequences to shareholders.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

IV	Western Asset California Municipal Money Market Fund

Investment commentary

Economic review

While economic reports remained mixed, the U.S. economy continued to expand over the twelve months ended March 31, 2011. During the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. With investor sentiment improving, rising interest rates negatively impacted some sectors of the fixed-income market. All told, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

Although the U.S. Department of Commerce continued to report positive U.S. gross domestic product (“GDP”)i growth, the expansion has moderated since peaking at 5.0% in the fourth quarter of 2009. A slower drawdown in business inventories and renewed consumer spending were contributing factors spurring the economy’s solid growth at the end of 2009. However, the economy grew at a more modest pace in 2010. According to the Commerce Department, GDP growth was 3.7%, 1.7%, 2.6% and 3.1% during the first, second, third and fourth quarters of 2010, respectively. For calendar 2010 as a whole, the economy expanded 2.9%. Based on the Commerce Department’s advance estimate, first quarter 2011 GDP growth was 1.8%. This moderation in growth was due to a variety of factors, including less robust export activity, a decline in government spending and a deceleration in consumer spending given rising oil and food prices.

Turning to the job market, the unemployment rate moved lower during the last four months of the reporting period, though it remained elevated. The rate fell to 8.9% in February, marking the first time the unemployment rate was below 9.0% since April 2009. Unemployment then ticked downward to 8.8% in March. This favorable trend, however, did not mean that all was well in the labor market. The U.S. Department of Labor reported in March 2011 that approximately 13.5 million Americans looking for work have yet to find a job, and roughly 45% of these individuals have been out of work for more than six months. In addition, while the Federal Reserve Board (“Fed”)ii believes that unemployment will continue to decline, it projects that it will remain relatively high, between 7.5% and 8.0% at the end of 2012.

The long-ailing housing market continued to show some signs of strains during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. However, this proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. According to the National Association of Realtors (“NAR”), existing-home sales increased 3.4% in January 2011. However, home sales then declined a sharp 8.9% in February, before increasing 3.7% in March. At the end of March, the inventory of unsold homes was an 8.4 month supply at the current sales level, versus an 8.5 month supply in February. Despite the uptick in sales during March, existing-home prices remained disappointingly low, with the NAR reporting that the median existing-home price for all housing types was $159,600 in March 2011, down 5.9% from March 2010.

The manufacturing sector was one area of the economy that remained relatively strong during the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector has grown twenty consecutive months since it began expanding in August 2009. After reaching a six-year peak of 60.4 in March 2010 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an

Western Asset California Municipal Money Market Fund	V

expansion), PMI data indicated somewhat more modest growth during the next nine months. However, in January 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. There was further strengthening in February, with a reading of 61.4. While the reading moderated somewhat to 61.2 in March, fifteen of eighteen industries tracked by the Institute for Supply Management expanded during the month.

Financial market overview

The financial markets experienced several periods of volatility during the reporting period that tested the resolve of novice and experienced investors alike. As the reporting period began, the financial markets were largely characterized by healthy investor risk appetite and solid results by stocks and lower-quality bonds. The markets then experienced sharp sell-offs in late April and in May, and again in mid-November 2010, mid-February and mid-March 2011. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, these setbacks proved to be only temporary and, in each case, risk aversion was generally replaced with solid demand for riskier assets.

Due to signs that certain areas of the economy were moderating early in the reporting period, the Fed took further actions to spur the economy. At its August 10th meeting, the Fed announced an ongoing program that calls for using the proceeds from expiring agency debt and agency mortgage-backed securities to purchase longer-dated Treasury securities.

In addition, the Fed remained cautious throughout the reporting period given pockets of weakness in the economy. At its meeting in September 2010, the Fed said, “The Committee will continue to monitor the economic outlook and financial developments and is prepared to provide additional accommodation if needed to support the economic recovery. . . .” This led to speculation that the Fed may again move to purchase large amounts of agency and Treasury securities in an attempt to avoid a double-dip recession and ward off deflation.

The Fed then took additional action in early November 2010. Citing that “the pace of recovery in output and employment continues to be slow,” the Fed announced another round of quantitative easing to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. This, coupled with the Fed’s previously announced program to use the proceeds of expiring securities to purchase Treasuries, means it could buy a total of $850 billion to $900 billion of Treasury securities by the end of June 2011. At its meeting in April 2011, the Fed said it “continues to anticipate that economic conditions, including low rates of resource utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels for the federal funds rateiv for an extended period.” The Fed also stated that it would end its program of purchasing $600 billion of Treasury securities on schedule at the end of June.

Fixed-income market review

As the reporting period began, investor confidence was high given encouraging economic data, continued low interest rates, benign inflation and rebounding corporate profits, with nearly every spread sector (non-Treasury) outperforming equal-durationv Treasuries. The spread sectors then took a step backward toward the end of April and during the month of May due to the escalating sovereign debt crisis in Europe, uncertainties regarding new financial reforms in the U.S. and some worse-than-expected economic data.

VI	Western Asset California Municipal Money Market Fund

Investment commentary (cont’d)

Most spread sectors then produced positive absolute returns in June and July, as investor demand for these securities again increased. There was another bout of risk aversion in August, given fears that the economy may slip back into a recession. However, due to expectations for additional quantitative easing, most spread sectors rallied in September and October. The spread sectors started to weaken again toward the middle of November as the European sovereign debt crisis again took center stage. While several spread sectors regained their footing during much of the last four months of the reporting period, others remained weak given ongoing uncertainties in Europe, concerns regarding economic growth in China and its potential impact on the global economy, geopolitical unrest in the Middle East and Libya and the devastating earthquake and tsunami in Japan.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended March 31, 2011. When the period began, two- and ten-year Treasury yields were 1.02% and 3.84%, respectively. On April 5, 2010, two- and ten-year Treasury yields peaked at 1.18% and 4.01%, respectively. Subsequent to hitting their highs for the period, yields largely declined during much of the next six months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. However, yields declined again beginning in mid-February as there was another “flight to quality” due to the conflict in Libya and, later, given the tragic events in Japan. Yields moved higher toward the end of March as investor risk appetite resumed. When the period ended on March 31, 2011, two-year Treasury yields were 0.80% and ten-year Treasury yields were 3.47%. With the Fed keeping the federal funds rate at a historical low, the yields available from tax-free money market securities remained extremely low during the reporting period.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 29, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

Western Asset California Municipal Money Market Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high-quality short-term municipal obligations selected for liquidity and stability of principal.

Under normal circumstances, the Fund invests at least 80% of its assets in short-term high-quality “California municipal securities.” These include debt obligations issued by the state of California and its political subdivisions, agencies and public authorities, certain other governmental issuers (such as Puerto Rico, the U.S. Virgin Islands and Guam) or other qualifying issuers, as well as participation or other interests in these securities and other structured securities. The interest paid on California municipal securities is excluded from regular federal income tax and California personal income tax, although it may be subject to the federal alternative minimum tax (“AMT”). The securities in which the Fund invests, at the time of purchase, are rated by one or more rating agencies designated by the Fund in the highest short-term rating category (or, with respect to not more than 3% of its total assets, in the second highest category) or, if not rated by a Fund-designated rating agency, determined by us to be of equivalent quality.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve months ended March 31, 2011, the riskier segments of the fixed-income market produced strong results and outperformed U.S. Treasuries. This was due, in part, to improving economic conditions following the lengthy downturn from mid-2008 through mid-2009. Also supporting the spread sectors (non-U.S. Treasuries) was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These “flights to quality” were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and Northern Africa and the tragedy in Japan. However, in each case, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets.

The yields on two- and ten-year Treasuries began the fiscal year at 1.02% and 3.84%, respectively. Treasury yields fluctuated during the twelve-month reporting period given mixed signals regarding the economy and uncertainties regarding Federal Reserve Board (“Fed”)i monetary policy. Yields moved sharply lower in October 2010 in anticipation of additional quantitative easing (“QE2”) by the Fed. Yields then generally rose from November through mid-February as certain economic data were stronger than expected and there were concerns regarding future inflation. While yields then declined toward the end of the period given geopolitical unrest and the disaster in Japan, they again moved higher at the end of March. During the fiscal year, two-year Treasury yields

2	Western Asset California Municipal Money Market Fund 2011 Annual Report

Fund overview (cont’d)

moved as high as 1.18% and as low as 0.33%, while ten-year Treasury yields rose as high as 4.01% and fell as low as 2.41%. On March 31, 2011, yields on two- and ten-year Treasuries were 0.80% and 3.47%, respectively.

The state of California has reached a critical juncture, with the state legislature refusing to put a proposal on the June 2011 ballot that would extend temporary sales, vehicle and income taxes. Governor Brown is attempting to bypass legislators by taking his case directly to the voters, traveling around the state to implore them to support extension of the taxes. Should his efforts fail, the loss of revenue to the state is estimated to be $50 billion over five years. We believe that services would have to be slashed in a draconian fashion and the state would likely resort to IOUs to pay vendors, as it has done in the past.

According to the state comptroller, California’s economic recovery is clearly underway, with particular strength in income tax receipts. Revenue, however, is beneath the state’s forecast, largely because in response to a lawsuit, the governor cancelled the sale of state buildings that was expected to raise $1.2 billion.

California’s unemployment rate is still high at 12.0% in March, versus the national rate of 8.8%. The main factors keeping the state’s unemployment rate high are the sharp downturn in construction employment and, to a lesser extent, the worldwide recession’s impact on foreign trade.

Q. How did we respond to these changing market conditions?

A. During the first three and a half months of the reporting period, we maintained our strategy of investing in high-quality, top tier securities to maximize income while maintaining liquidity and diversification. Upon the announced plan of liquidation, we embarked on a strategy to manage the Fund’s maturities to meet anticipated redemption requests and prepare for liquidation.

Performance review

As of March 31, 2011, the seven-day current yield for Class A shares of Western Asset California Municipal Money Market Fund was 0.01% and the seven-day effective yield, which reflects compounding, was 0.01%.1

Certain investors may be subject to the AMT, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Western Asset California Municipal Money Market Fund Yields as of March 31, 2011 (unaudited)
	Seven Day Current Yield[1]	Seven Day Effective Yield[1]
Class A	0.01%	0.01%
Class I	0.01%	0.01%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Yields will fluctuate. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

Absent current expense reimbursements and/or fee waivers, the seven-day current yield and the seven-day effective yield for Class A shares would have been -0.29%, and the seven-day current yield and the seven-day effective yield for Class I shares would have been -27.91% and -24.41%, respectively.

[1]

The seven-day current yield reflects the amount of income generated by the investment during that seven-day period and assumes that the income is generated each week over a 365-day period. The yield is shown as a percentage of the investment. The seven-day effective yield is calculated similarly to the seven-day current yield but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield typically will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment.

Western Asset California Municipal Money Market Fund 2011 Annual Report	3

An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Q. What were the most significant factors affecting Fund performance?

A. The municipal money market yield curveii remained relatively flat during the reporting period, meaning there were typically only small differences between the yields available from shorter-term municipal money market securities and their longer-term counterparts. Given this, we maintained our large allocation to variable rate demand notes (“VRDNs”)iii during the first three and a half months of the fiscal year.

However, during that period we were, at times, able to capture incremental yields by opportunistically investing in high-quality tax-exempt commercial paper with three- to four-month maturities. We also selectively participated in a number of smaller issuances of municipal notes with nine- to twelve-month maturities that allowed the Fund to generate somewhat higher yields.

Following the July 2010 announcement regarding the plan of liquidation, we began managing the Fund’s assets to ensure adequate liquidity. As part of this strategy, we increased our VRDN exposure, which served to temper the Fund’s yield.

Thank you for your investment in Western Asset California Municipal Money Market Fund. As always, we appreciate that you have chosen us to manage your assets.

Sincerely,

Western Asset Management Company

April 19, 2011

RISKS: An investment in a money market fund is neither insured nor guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at one dollar per share, it is possible to lose money by investing in the Fund. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

iii	Variable rate demand notes (“VRDNs”) are floating rate notes whose yields are pegged to short-term interest rates and may be sold back at par to the dealer/remarketing agent.

4	Western Asset California Municipal Money Market Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2011 and March 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset California Municipal Money Market Fund 2011 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2010 and held for the six months ended March 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio†	Expenses Paid During the Period[3]
Class A	0.01%	$1,000.00	$1,000.10	0.26%	$1.30	Class A	5.00%	$1,000.00	$1,023.64	0.26%	$1.31
Class I	0.00	1,000.00	1,000.00	0.26	1.30	Class I	5.00	1,000.00	1,023.64	0.26	1.31

[1]	For the six months ended March 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

†	In order to maintain a minimum yield, additional waivers were implemented.

6	Western Asset California Municipal Money Market Fund 2011 Annual Report

Schedule of investments

March 31, 2011

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 100.0%
Education — 10.9%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue\Marin Country Day School, LOC-U.S. Bank N.A.	0.250%	7/1/37	$1,765,000	$1,765,000	(a)(b)
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Branson School, LOC-Allied Irish Bank PLC	0.240%	7/1/38	6,750,000	6,750,000	(a)(b)
Ecole Bilingue De Berkeley, LOC-Bank of the West	0.250%	1/1/39	4,090,000	4,090,000	(a)(b)
Francis Parker School Project, LOC-Bank of New York	0.250%	9/1/35	12,800,000	12,800,000	(a)(b)
Santa Cruz Montessori School, LOC-Comerica Bank	0.300%	1/1/37	4,860,000	4,860,000	(a)(b)
Schools of the Sacred Heart of San Francisco, LOC-Bank of America N.A.	0.260%	6/1/30	3,600,000	3,600,000	(a)(b)
California Infrastructure & Economic Development Bank Revenue:
California Academy of Sciences, LOC-Bank of Nova Scotia	0.170%	9/1/38	7,250,000	7,250,000	(a)(b)
Jserra Catholic High School, LOC-Comercia Bank	0.240%	9/1/34	9,130,000	9,130,000	(a)(b)
Loyola High School District, LOC-First Republic Bank, FHLB	0.240%	12/1/35	18,600,000	18,600,000	(a)(b)
California MFA Revenue:
Gideon Hausner Jewish Day, LOC-U.S. Bank NA	0.250%	7/1/38	3,500,000	3,500,000	(a)(b)
Trinity School, LOC-Comerica Bank	0.300%	6/1/37	2,870,000	2,870,000	(a)(b)
Westmont College, LOC-U.S. Bank N.A.	0.250%	1/1/40	20,600,000	20,600,000	(a)(b)
California Statewide CDA, Webb Schools, LOC-Bank of New York	0.300%	9/1/37	8,680,000	8,680,000	(a)(b)
California Statewide CDA Revenue:
Concordia University Project, LOC-U.S. Bank	0.190%	10/1/31	20,250,000	20,250,000	(a)(b)
Los Angeles County Museum of Art, LOC-Wells Fargo Bank N.A.	0.260%	12/1/34	5,135,000	5,135,000	(a)(b)
The Master’s College & Seminary, LOC-U.S. Bank N.A.	0.230%	2/1/37	600,000	600,000	(a)(b)
The Pegasus School, LOC-Bank of America N.A.	0.440%	9/1/28	340,000	340,000	(a)(b)
University Retirement Community Project, LOC-Bank of America N.A.	0.260%	11/15/38	680,000	680,000	(a)(b)
Coachella Valley, CA, USD, COP, 2006 School Financing Project, AGM, SPA-Dexia Credit Local	0.320%	9/1/36	6,700,000	6,700,000	(a)(b)
Hemet, CA, USD, COP, School Facilities Project, LOC-State Street Bank & Trust Co.	0.220%	10/1/36	5,400,000	5,400,000	(a)(b)
Murrieta Valley, CA, USD, COP, School Facility Bridge Funding Program, LOC-U.S. Bank N.A.	0.230%	5/1/41	11,000,000	11,000,000	(a)(b)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	7

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Education — continued
Paramount, CA, USD:
COP, School Facility Bridge Funding, AGM, SPA-Wachovia Bank N.A.	0.400%	9/1/31	$10,520,000	$10,520,000	(a)(b)
School Facility Bridge Funding Program, AGM, SPA-Wells Fargo Bank N.A.	0.400%	9/1/30	5,700,000	5,700,000	(a)(b)
Perris, CA, Union High School District, COP:
School Financing Project, AGM, SPA-Dexia Credit Local	0.500%	9/1/18	1,060,000	1,060,000	(a)(b)
School Financing Project, AGM, SPA-Dexia Credit Local	0.500%	9/1/33	1,750,000	1,750,000	(a)(b)
Puerto Rico Industrial, Tourist Educational, Medical & Environmental Pollution Control Facilities Financing Authority, Ana G. Mendez University Systems Project, LOC-Banco Bilbao Vizcaya	0.250%	10/1/21	2,400,000	2,400,000	(a)(b)
San Diego County, CA, COP, Friends of Chabad, LOC-Comerica Bank	0.260%	1/1/23	2,570,000	2,570,000	(a)(b)
Total Education				178,600,000
Finance — 1.8%
California Municipal Finance Authority Revenue, Boy Scouts of America, LOC-Bank of America N.A.	0.260%	12/15/38	11,555,000	11,555,000	(a)(b)
California Statewide CDA Revenue	2.000%	6/30/11	4,000,000	4,013,718
Modesto, CA, Public Financing Authority, Lease Revenue, LOC-Bank of America N.A.	0.250%	9/1/33	12,700,000	12,700,000	(a)(b)
Oakland, CA, Joint Powers Financing Authority Revenue, Fruitvale Transit Village, LOC-Citibank N.A.	0.240%	7/1/33	40,000	40,000	(a)(b)
San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue, Public Safety Project, LOC-Wells Fargo Bank N.A.	0.260%	4/1/39	1,535,000	1,535,000	(a)(b)
Total Finance				29,843,718
General Obligation — 10.7%
California State, GO:
Kindergarten, LOC-Citibank N.A.	0.200%	5/1/34	17,035,000	17,035,000	(a)(b)
Kindergarten-University, LOC-Citibank N.A.	0.160%	5/1/34	33,325,000	33,325,000	(a)(b)
LOC-Bank of Montreal	0.200%	5/1/33	12,275,000	12,275,000	(a)(b)
LOC-JPMorgan Chase	0.150%	5/1/33	14,100,000	14,100,000	(a)(b)
LOC-Scotiabank	0.230%	5/1/33	21,000,000	21,000,000	(a)(b)
Commonwealth of Puerto Rico, GO:
AGM, SPA-Dexia Bank	0.240%	7/1/21	7,950,000	7,950,000	(a)(b)
AGM, SPA-Dexia Bank	0.250%	7/1/21	5,000	5,000	(a)(b)
Public Improvement, AGM, SPA-Dexia Bank	0.240%	7/1/24	4,700,000	4,700,000	(a)(b)
Public Improvement, AGM, SPA-Dexia Credit Local	0.240%	7/1/18	7,000,000	7,000,000	(a)(b)

See Notes to Financial Statements.

8	Western Asset California Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
General Obligation — continued
Public Improvement, AGM, SPA-Dexia Credit Local	0.240%	7/1/21	$14,200,000	$14,200,000	(a)(b)
Public Improvement, AGM, SPA-Dexia Credit Local	0.240%	7/1/27	2,700,000	2,700,000	(a)(b)
Public Improvement, AGM, SPA-Dexia Credit Local	0.240%	7/1/28	19,900,000	19,900,000	(a)(b)
Public Improvement, AGM, SPA-JPMorgan Chase	0.240%	7/1/29	5,700,000	5,700,000	(a)(b)
Davis, CA, Joint USD Yolo County, GO, TRAN	1.250%	6/1/11	8,500,000	8,509,302
Santee, CA, School District, GO, BAN	2.500%	5/1/11	5,940,000	5,947,983
Total General Obligation				174,347,285
Health Care — 18.0%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Acacia Creek at Union Project, SPA-Bank of America N.A.	0.260%	7/1/38	4,900,000	4,900,000	(a)(b)
Sharp Healthcare, LOC-Citibank N.A.	0.230%	8/1/35	18,300,000	18,300,000	(a)(b)
California Health Facilities Finance Authority, Adventist Health System, LOC-Wells Fargo Bank N.A.	0.160%	9/1/25	12,700,000	12,700,000	(a)(b)
California Health Facilities Finance Authority Revenue:
Hospital Adventist Health Systems, LOC-Wells Fargo Bank N.A.	0.160%	9/1/25	14,400,000	14,400,000	(a)(b)
Kaiser Permanente	0.230%	6/1/41	34,435,000	34,435,000	(a)(b)
Stanford Hospital	0.210%	11/15/45	32,600,000	32,600,000	(a)(b)
California Health Facilities Financing Authority Revenue:
Catholic Healthcare West, LOC-Citibank N.A.	0.230%	7/1/33	35,400,000	35,400,000	(a)(b)
Catholic Healthcare West, NATL, LOC-JPMorgan Chase	0.230%	7/1/16	19,920,000	19,920,000	(a)(b)
Children’s Hospital, LOC-U.S. Bank N.A.	0.210%	11/1/34	650,000	650,000	(a)(b)
Scripps Health, LOC-Bank of America N.A.	0.240%	10/1/31	17,415,000	17,415,000	(a)(b)
Scripps Health, LOC-Union Bank of California N.A.	0.250%	10/1/31	18,400,000	18,400,000	(a)(b)
Stanford Hospital & Clinics	0.230%	11/15/45	2,400,000	2,400,000	(a)(b)
California Infrastructure & Economic Development Bank Revenue, Buck Institute for Age Research, LOC-U.S. Bank N.A.	0.210%	11/15/37	3,275,000	3,275,000	(a)(b)
California Statewide CDA Revenue:
American Baptist Homes West, LOC-LaSalle Bank N.A.	0.220%	10/1/36	7,800,000	7,800,000	(a)(b)
John Muir Health, LOC-UBS AG	0.160%	8/15/36	3,750,000	3,750,000	(a)(b)
Kaiser Permanente	0.230%	4/1/32	2,700,000	2,700,000	(a)(b)
Kaiser Permanente	0.230%	5/1/33	21,065,000	21,065,000	(a)(b)
Kaiser Permanente	0.230%	4/1/45	1,900,000	1,900,000	(a)(b)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	9

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care — continued
Rady Children’s Hospital, LOC-Wells Fargo Bank N.A.	0.160%	8/15/47	$33,500,000	$33,500,000	(a)(b)
Newport Beach, CA, Revenue, Hoag Memorial Hospital	0.190%	12/1/40	4,000,000	4,000,000	(a)(b)
Stockton, CA, Health Facilities Revenue, Dameron Hospital Association, LOC-Citibank N.A.	0.230%	12/1/32	4,110,000	4,110,000	(a)(b)
Whittier, CA, Health Facility Revenue, Presbyterian Intercommunity Hospital Inc., LOC-U.S. Bank N.A.	0.210%	6/1/36	1,200,000	1,200,000	(a)(b)
Total Health Care				294,820,000
Housing: Multi-Family — 16.2%
ABAG Finance Authority for Nonprofit Corp., CA, MFH Revenue:
Amber Court Apartments, LIQ-FNMA	0.230%	12/15/32	1,750,000	1,750,000	(a)(b)
Arbors Apartments, LIQ-FNMA	0.280%	12/15/32	3,725,000	3,725,000	(a)(b)
Affordable Housing Agency, CA, Multi-Family Revenue, Westridge Hilltop, FNMA, LIQ-FNMA	0.250%	9/15/33	965,000	965,000	(a)(b)
Alameda, CA, Public Financing Authority, Multi-Family Revenue, LIQ-FNMA	0.400%	5/15/35	4,135,000	4,135,000	(a)(b)
Anaheim, CA, MFH Revenue, Cobblestone Apartments, FNMA-Collateralized	0.250%	3/15/33	1,580,000	1,580,000	(a)(b)(c)
California Statewide CDA Revenue, Retirement Housing Foundation, LOC-KBC Bank NV	0.240%	9/1/30	21,700,000	21,700,000	(a)(b)
California Statewide CDA, MFH Revenue:
Arbor Ridge Apartments, FHLMC, LIQ-FHLMC	0.250%	11/1/36	6,905,000	6,905,000	(a)(b)(c)
Avian Glen Apartments Project, LOC-Citibank N.A.	0.270%	8/1/39	5,190,000	5,190,000	(a)(b)(c)
Avian Glen Apartments Project, LOC-Citibank N.A.	0.310%	8/1/39	400,000	400,000	(a)(b)(c)
Breezewood Apartments, FNMA, LIQ-FNMA	0.250%	4/15/36	3,415,000	3,415,000	(a)(b)(c)
Campus Pointe Apartments, FNMA, LIQ-FNMA	0.250%	10/15/40	7,550,000	7,550,000	(a)(b)(c)
David Avenue Apartments, FHLMC, LIQ-FHLMC	0.250%	12/1/42	4,720,000	4,720,000	(a)(b)(c)
Harmony Court Apartments, FNMA, LIQ-FNMA	0.250%	1/15/37	7,605,000	7,605,000	(a)(b)(c)
Parkside Terrace, FHLMC, LIQ-FHLMC	0.250%	6/1/27	7,009,000	7,009,000	(a)(b)(c)
Phoenix Terrace Apartments, FNMA, LIQ-FNMA	0.280%	3/15/32	3,550,000	3,550,000	(a)(b)(c)
Ridgeway Apartments, FHLMC, LIQ-FHLMC	0.210%	9/1/39	1,485,000	1,485,000	(a)(b)
Stoneridge Elk Grove, LOC-Citibank N.A.	0.260%	10/1/38	6,440,000	6,440,000	(a)(b)(c)
California Statewide CDA, Multi-Family Revenue:
Dublin Ranch Senior Apartments, LIQ-FNMA	0.260%	12/15/37	6,200,000	6,200,000	(a)(b)(c)
Varenna Care Center LP, LOC-FHLB	0.240%	2/15/41	5,685,000	5,685,000	(a)(b)
Contra Costa County, CA, MFH Revenue, Creekview Apartments, FHLMC, LIQ-FHLMC	0.240%	7/1/36	8,700,000	8,700,000	(a)(b)(c)
Contra Costa County, CA, MFH Revenue, Pleasant Hill BART Transit, LOC-Bank of America N.A.	0.260%	4/15/46	2,200,000	2,200,000	(a)(b)(c)

See Notes to Financial Statements.

10	Western Asset California Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing: Multi-Family — continued
Corona, CA, MFH Revenue, Housing Country Hills Project, FHLMC-Collateralized	0.230%	2/1/25	$6,955,000	$6,955,000	(a)(b)
Daly City, CA, HFA, Multi-Family Revenue, Serramonte Del Rey, LIQ-FNMA	0.230%	10/15/29	6,500,000	6,500,000	(a)(b)
Hemet, CA, MFH Revenue, Sunwest Retirement, LIQ-FHLMC	0.250%	1/1/25	800,000	800,000	(a)(b)
Los Angeles, CA, Community RDA, MFH Revenue, Grand Promenade Project, FHLMC	0.230%	4/1/32	20,800,000	20,800,000	(a)(b)
Los Angeles, CA, MFH Revenue, Louisiana Brea Apartments Project, LOC-Citibank N.A.	0.250%	12/1/30	2,900,000	2,900,000	(a)(b)(c)
Modesto, CA, MFH Revenue, VY Oak Project, LIQ-FHLMC	0.220%	8/1/38	3,925,000	3,925,000	(a)(b)
Oceanside, CA, MFH Revenue, Shadow Way Apartments LP, LOC-FHLMC	0.380%	3/1/49	3,000,000	3,000,000	(a)(b)
Orange County, CA, Apartment Development Revenue:
Harbor Pointe, FHLMC, LIQ-FHLMC	0.230%	12/1/22	4,660,000	4,660,000	(a)(b)
Villas Aliento, FNMA, LIQ-FNMA	0.220%	8/15/28	1,400,000	1,400,000	(a)(b)
Villas La Paz, LIQ-FNMA	0.220%	8/15/28	3,600,000	3,600,000	(a)(b)
WLCO LF Partners Issue G, FNMA, LIQ-FNMA	0.220%	11/15/28	20,000,000	20,000,000	(a)(b)
WLCO LF Partners Issue G, FNMA, LIQ-FNMA	0.220%	11/15/28	7,100,000	7,100,000	(a)(b)
Orange County, CA, Housing Authority, Apartment Development Revenue, Oasis Martinique I, FNMA, LIQ-FNMA	0.240%	6/15/28	14,340,000	14,340,000	(a)(b)
Sacramento County, CA, Housing Authority, MFH Revenue:
Logan Park Apartments, FHLMC, LIQ-FHLMC	0.250%	5/1/42	17,800,000	17,800,000	(a)(b)(c)
Seasons at Winter, LIQ-FHLMC	0.250%	8/1/34	15,000,000	15,000,000	(a)(b)(c)
The Lofts at Natomas Apartments LLC, LIQ-FNMA	0.250%	6/15/36	1,580,000	1,580,000	(a)(b)(c)
San Diego, CA, Housing Authority, MFH Revenue, Studio 15 Housing Partners LLC, LOC-Citibank N.A.	0.260%	10/1/39	7,405,000	7,405,000	(a)(b)(c)
San Francisco, CA, City & County MFH Revenue, Folsom Dore Apartment Project, LOC-Citibank N.A.	0.260%	12/1/34	3,800,000	3,800,000	(a)(b)(c)
San Francisco, CA, City & County RDA, Multi-Family Revenue:
Namiki Apartments, LOC-Citibank N.A.	0.250%	11/1/36	2,100,000	2,100,000	(a)(b)(c)
Notre Dame Housing Partners LP, LOC-Citibank N.A.	0.250%	12/1/33	105,000	105,000	(a)(b)(c)
Ocean Beach Apartments, LOC-Citibank N.A.	0.250%	8/1/32	75,000	75,000	(a)(b)(c)
San Jose, CA, MFH Revenue, Sunset Square Apartments Project, LOC-Citibank N.A.	0.260%	6/1/34	4,100,000	4,100,000	(a)(b)(c)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	11

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Housing: Multi-Family — continued
Upland, CA, Housing Authority, MFH Revenue, Upland Village Green, LIQ-FHLMC	0.220%	9/1/28	$4,945,000	$4,945,000	(a)(b)
Vacaville, CA, MFH Revenue, Sycamores Apartments, FNMA, LOC-FNMA	0.240%	5/15/29	1,075,000	1,075,000	(a)(b)
Total Housing: Multi-Family				264,874,000
Industrial Revenue — 4.0%
Alameda County, CA, IDA Revenue:
JMS Family Partnership, LOC-Wells Fargo Bank N.A.	0.310%	10/1/25	1,800,000	1,800,000	(a)(b)(c)
Plyproperties Project, LOC-Wells Fargo Bank, N.A.	0.290%	5/1/27	4,460,000	4,460,000	(a)(b)(c)
California Infrastructure & Economic Development Bank Revenue:
California Academy of Sciences, LOC-Northern Trust Co.	0.170%	9/1/38	3,420,000	3,420,000	(a)(b)
California Academy of Sciences, LOC-U.S. Bank N.A.	0.170%	9/1/38	9,300,000	9,300,000	(a)(b)
Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.210%	12/1/16	6,415,000	6,415,000	(a)(b)
California MFA Exempt Facilities Revenue, ExxonMobil Project	0.160%	12/1/29	30,300,000	30,300,000	(a)(b)(c)
California State Enterprise Development Authority Revenue, Sunpower Corp. Project, Recovery Zone Facility, LOC-Barclays Bank PLC	0.220%	4/1/31	5,700,000	5,700,000	(a)(b)
California Statewide CDA, A&B Die Casting Corp., LOC-Bank of America N.A.	0.840%	4/1/23	1,000,000	1,000,000	(a)(b)(c)
California Statewide CDA Revenue, Nonprofits Insurance Alliance, LOC-Comerica Bank	0.300%	9/1/20	1,080,000	1,080,000	(a)(b)
Riverside County, CA IDA, IDR, Spenuzza Inc. Project, LOC-Bank of America N.A.	0.500%	11/1/34	1,760,000	1,760,000	(a)(b)(c)
Total Industrial Revenue				65,235,000
Life Care Systems — 0.8%
ABAG Finance Authority for Nonprofit Corp., CA:
Eskaton Village-Roseville, LOC-KBC Bank N.V.	0.280%	12/1/37	7,150,000	7,150,000	(a)(b)
Revenue, Pathways Home Health Hospice, LOC-U.S. Bank	0.260%	10/1/34	5,600,000	5,600,000	(a)(b)
Total Life Care Systems				12,750,000
Miscellaneous — 0.6%
Irvine, CA Improvement Bond Act of 1915, Assessment District 87-8, LOC-KBC Bank NV	0.260%	9/2/24	7,974,000	7,974,000	(a)(b)

See Notes to Financial Statements.

12	Western Asset California Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Miscellaneous — continued
Oakland, CA, Joint Powers Financing Authority Revenue, Fruitvale Health Project Inc., LOC-Citibank N.A.	0.240%	7/1/33	$2,295,000	$2,295,000	(a)(b)
Total Miscellaneous				10,269,000
Pollution Control — 3.1%
California PCFA, Exempt Facilities Revenue, Exxon Mobil Project	0.160%	12/1/29	12,100,000	12,100,000	(a)(b)(c)
California PCFA, PCR:
ExxonMobil Project	0.120%	4/1/17	17,000,000	17,000,000	(a)(b)
Refunding, Exxon Project	0.120%	12/1/12	4,800,000	4,800,000	(a)(b)
California PCFA, Solid Waste Disposal Revenue:
Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.	0.270%	10/1/37	2,715,000	2,715,000	(a)(b)(c)
Garaventa Enterprises, LOC-Bank of America N.A.	0.290%	10/1/36	8,640,000	8,640,000	(a)(b)(c)
Waste Connections Inc. Project, LOC-Bank of America N.A	0.310%	8/1/18	6,000,000	6,000,000	(a)(b)(c)
Total Pollution Control				51,255,000
Power — 0.9%
M-S-R Public Power Agency, San Juan Project Revenue, LOC-Dexia Credit Local	0.240%	7/1/22	14,820,000	14,820,000	(a)(b)
Public Facilities — 7.1%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue, Jewish Home San Francisco, LOC-Wells Fargo Bank N.A.	0.160%	11/15/35	23,505,000	23,505,000	(a)(b)
California Infrastructure & Economic Development Bank Revenue, Santa Barbara Center for Performing Arts Inc., LOC-Bank of America N.A.	0.250%	12/1/38	13,585,000	13,585,000	(a)(b)
Fremont, CA, COP, LOC-U.S. Bank N.A.	0.220%	8/1/38	8,700,000	8,700,000	(a)(b)
Glendale, CA, COP, Police Building Project, SPA-Morgan Guaranty Trust	0.250%	6/1/30	15,700,000	15,700,000	(a)(b)
Hesperia, CA, COP, Civic Plaza Financing, LOC-Bank of America N.A.	0.280%	10/1/34	11,085,000	11,085,000	(a)(b)
Hesperia, CA, Public Financing Authority Revenue, 1993 Street Improvement Project, LOC-Bank of America N.A.	0.280%	10/1/23	1,850,000	1,850,000	(a)(b)
Irvine, CA, Improvement Bond Act 1915:
Assessment District No. 07-22, LOC-KBC Bank N.V.	0.260%	9/2/32	15,285,000	15,285,000	(a)(b)
Assessment District No. 93-14, LOC-Bank of America N.A.	0.200%	9/2/25	11,100,000	11,100,000	(a)(b)
Assessment District No. 94, LOC-State Street Bank & Trust Co.	0.240%	9/2/22	13,900,000	13,900,000	(a)(b)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	13

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Public Facilities — continued
Orange County, CA, Improvement Bond, Assessment District No. 88-1, LOC-KBC Bank N.V.	0.200%	9/2/18	$1,300,000	$1,300,000	(a)(b)
Total Public Facilities				116,010,000
Solid Waste/Resource Recovery — 1.9%
California PCFA:
Athens Disposal Inc. Project, LOC-Wells Fargo Bank N.A.	0.290%	8/1/19	2,535,000	2,535,000	(a)(b)(c)
Athens Services Project, LOC-Wells Fargo Bank N.A.	0.290%	5/1/21	6,345,000	6,345,000	(a)(b)(c)
BLT Enterprises, LOC-Wells Fargo Bank N.A.	0.290%	4/1/29	920,000	920,000	(a)(b)(c)
Edco Disposal Corp. Project, LOC-Wells Fargo Bank N.A.	0.270%	10/1/29	1,620,000	1,620,000	(a)(b)(c)
California PCFA, Solid Waste Disposal Revenue:
Burrtec Waste Group Inc., LOC-U.S. Bank N.A.	0.270%	10/1/38	8,380,000	8,380,000	(a)(b)(c)
Crown Disposal Co. Inc., LOC-Union Bank N.A.	0.350%	9/1/30	5,500,000	5,500,000	(a)(b)
Pleasanton Garbage Service Inc. Project, LOC-Wells Fargo Bank N.A.	0.250%	6/1/40	2,400,000	2,400,000	(a)(b)
Orange County, CA, Sanitation Districts, COP, SPA-Dexia Public Finance Bank	0.250%	8/1/30	4,000,000	4,000,000	(a)(b)
Total Solid Waste/Resource Recovery				31,700,000
Tax Allocation — 0.6%
Morgan Hill, CA, RDA Tax Allocation, Ojo De Agua Redevelopment Project, LOC-Scotiabank	0.260%	9/1/33	10,540,000	10,540,000	(a)(b)
Transportation — 3.5%
California Transit Finance Authority, AGM, SPA-Credit Suisse First Boston	0.300%	10/1/27	1,000,000	1,000,000	(a)(b)
Los Angeles County, CA, MTA, Sales Tax Revenue:
LOC-U.S. Bank N.A.	0.170%	7/1/25	3,250,000	3,250,000	(a)(b)
SPA-JPMorgan Chase	0.210%	7/1/23	3,600,000	3,600,000	(a)(b)
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AGM, SPA-Dexia Credit Local	0.320%	5/1/29	21,045,000	21,045,000	(a)(b)
Santa Clara Valley, CA, Transportation Authority, Sales Tax Revenue:
SPA-Dexia Credit Local	0.270%	6/1/26	1,695,000	1,695,000	(a)(b)
SPA-Dexia Credit Local	0.290%	6/1/26	26,425,000	26,425,000	(a)(b)
Total Transportation				57,015,000
Utilities — 11.5%
California Alternative Energy Source Financing Authority, Cogeneration Revenue, Refunding, GE Capital Corp., Arroyo	0.250%	10/1/20	3,300,000	3,300,000	(a)(b)(c)

See Notes to Financial Statements.

14	Western Asset California Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Utilities — continued
California Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co., LOC-Wells Fargo Bank N.A.	0.160%	12/1/16	$27,140,000	$27,140,000	(a)(b)
California PCFA, PCR:
Pacific Gas & Electric, LOC-Bank One	0.170%	11/1/26	24,600,000	24,600,000	(a)(b)
Pacific Gas & Electric, LOC-Bank One N.A.	0.170%	11/1/26	6,000,000	6,000,000	(a)(b)
Pacific Gas & Electric, LOC-JPMorgan Chase	0.230%	11/1/26	14,100,000	14,100,000	(a)(b)
California State Department of Water Resources, Power Supply Revenue, AGM, SPA-Dexia Credit Local	0.310%	5/1/22	100,000	100,000	(a)(b)
Hillsborough, CA, COP, Water & Sewer Systems Projects, SPA-JPMorgan Chase	0.250%	6/1/35	4,900,000	4,900,000	(a)(b)
Los Angeles, CA, Department of Water & Power:
SPA-Banco Bilboa Vizcaya	0.160%	7/1/35	19,500,000	19,500,000	(a)(b)
SPA-Banco Bilboa Vizcaya	0.200%	7/1/35	13,850,000	13,850,000	(a)(b)
Subordinated, SPA-Bank of America	0.170%	7/1/34	5,200,000	5,200,000	(a)(b)
Subordinated, SPA-Bank of America N.A.	0.230%	7/1/34	24,100,000	24,100,000	(a)(b)
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, SPA-Helaba	0.220%	7/1/35	2,000,000	2,000,000	(a)(b)
Los Angeles, CA, Water & Power Revenue, Subordinated Series B-8	0.180%	7/1/34	6,400,000	6,400,000	(a)(b)
Northern, CA, Power Agency Revenue, Hydroelectric Project, LOC-Dexia Credit Local	0.320%	7/1/32	11,880,000	11,880,000	(a)(b)
Southern California Public Power Authority, Project Revenue, LOC-KBC Bank N.V.	0.250%	7/1/36	24,545,000	24,545,000	(a)(b)
Total Utilities				187,615,000
Water & Sewer — 8.4%
Bakersfield, CA, Wastewater Revenue, AGM, SPA-Dexia Credit Local	0.320%	9/1/35	12,500,000	12,500,000	(a)(b)
Central Basin Municipal Water District, CA, COP, LOC-U.S. Bank N.A.	0.230%	8/1/37	13,000,000	13,000,000	(a)(b)
Eastern Municipal Water District, CA, Water & Sewer Revenue, COP, LIQ-JPMorgan Chase	0.230%	7/1/20	5,900,000	5,900,000	(a)(b)
Elsinore Valley, CA, Municipal Water District, COP, LOC-Allied Irish Bank PLC	0.230%	7/1/35	1,285,000	1,285,000	(a)(b)
Hillsborough, CA, COP:
Water & Sewer Systems Project, SPA-JPMorgan Chase	0.250%	6/1/30	6,600,000	6,600,000	(a)(b)
Water & Sewer Systems Projects, SPA-JPMorgan Chase	0.250%	6/1/33	12,700,000	12,700,000	(a)(b)
Los Angeles, CA, Department of Water & Power Waterworks Revenue, SPA-Banco Bilbao Vizcaya	0.180%	7/1/35	9,900,000	9,900,000	(a)(b)

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	15

Western Asset California Municipal Money Market Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
Metropolitan Water District of Southern California:
SPA-BNP Paribas	0.170%	7/1/35	$14,000,000	$14,000,000	(a)(b)
SPA-JPMorgan Chase	0.200%	7/1/23	1,000,000	1,000,000	(a)(b)
Metropolitan Water District of Southern California, Waterworks Revenue:
SPA-Landesbank Hessen	0.220%	7/1/28	2,900,000	2,900,000	(a)(b)
SPA-Lloyds TSB Bank PLC	0.120%	7/1/36	20,000,000	20,000,000	(a)(b)
SPA-Lloyds TSB Bank PLC	0.180%	7/1/36	18,100,000	18,100,000	(a)(b)
Otay, CA, COP, Capital Projects, LOC-Landesbank Hessen	0.250%	9/1/26	700,000	700,000	(a)(b)
Sacramento County, CA, Sanitation District Financing Authority Revenue:
LIQ-Bank of America N.A.	0.240%	12/1/37	100,000	100,000	(a)(b)
LOC-Bank of America N.A.	0.240%	12/1/38	8,500,000	8,500,000	(a)(b)
LOC-U.S. Bank N.A.	0.220%	12/1/40	2,100,000	2,100,000	(a)(b)
Sacramento, CA, Suburban Water District, COP, LOC-Lloyds TSB Bank PLC	0.210%	11/1/28	7,620,000	7,620,000	(a)(b)
Total Water & Sewer				136,905,000
Total Investments — 100.0% (Cost — $1,636,599,003#)				1,636,599,003
Other Assets in Excess of Liabilities — 0.0%				211,017
Total Net Assets — 100.0%				$1,636,810,020

(a)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(b)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
BAN	— Bond Anticipation Notes
CDA	— Communities Development Authority
COP	— Certificates of Participation
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
GO	— General Obligation
HFA	— Housing Finance Authority
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit

See Notes to Financial Statements.

16	Western Asset California Municipal Money Market Fund 2011 Annual Report

Schedule of investments (cont’d)

March 31, 2011

Western Asset California Municipal Money Market Fund

MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
MTA	— Metropolitan Transportation Authority
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PCR	— Pollution Control Revenue
RDA	— Redevelopment Agency
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TRAN	— Tax and Revenue Anticipation Note
USD	— Unified School District

Ratings table* (unaudited)
S&P/Moody’s/Fitch**
A-1	83.5%
VMIG 1	11.4
F1	3.6
SP-1	1.1
P-1	0.4
100.0%

*	As a percentage of total investments.

**	S&P primary rating; Moody’s secondary, then Fitch. The ratings shown are based on each portfolio security’s rating as determined by S&P, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower.

See pages 17 through 20 for definitions of ratings.

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	17

Bond ratings

The definitions of the applicable rating symbols are set forth below:

Long-term security ratings (unaudited)

Standard & Poor’s Ratings Service (“Standard & Poor’s”) Long-term Issue Credit Ratings — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	—	An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A	—

An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	—

An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	—

An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	—

An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	—

An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	—	An obligation rated “CC” is currently highly vulnerable to nonpayment.
C	—	The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
D	—

An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments of an obligation are jeopardized.

18	Western Asset California Municipal Money Market Fund 2011 Annual Report

Long-term security ratings (unaudited) (cont’d)

Moody’s Investors Service (“Moody’s”) Long-term Obligation Ratings — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—	Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.
Aa	—	Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A	—	Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.
Baa	—	Obligations rated “Baa” are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba	—	Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.
B	—	Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa	—	Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.
Ca	—	Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery for principal and interest.
C	—	Obligations rated “C” are the lowest rated class and are typically in default, with little prospect of recovery for principal and interest.

Fitch Ratings Service (“Fitch”) Structured, Project & Public Finance Obligations — Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	—

Obligations rated “AAA” by Fitch denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	—

Obligations rated “AA” denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	—

Obligations rated “A” denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	—

Obligations rated “BBB” indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	—

Obligations rated “BB” indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

Western Asset California Municipal Money Market Fund 2011 Annual Report	19

Long-term security ratings (unaudited) (cont’d)

B	—

Obligations rated “B” indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	—	Default is a real possibility.
CC	—	Default of some kind appears probable.
C	—	Default is imminent or inevitable, or the issuer is in standstill.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

Standard & Poor’s Municipal Short-Term Notes Ratings

SP-1	—

A short-term obligation rated “SP-1” is rated in the highest category by Standard & Poor’s. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	—

A short-term obligation rated “SP-2” is a Standard & Poor’s rating indicating satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	—	A short-term obligation rated “SP-3” is a Standard & Poor’s rating indicating speculative capacity to pay principal and interest.

Standard & Poor’s Short-Term Issues Credit Ratings

A-1	—

A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	—

A short-term obligation rated “A-2” by Standard & Poor’s is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	—

A short-term obligation rated “A-3” by Standard & Poor’s exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	—

A short-term obligation rated “B” by Standard & Poor’s is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

20	Western Asset California Municipal Money Market Fund 2011 Annual Report

Short-term security ratings (unaudited) (cont’d)

Moody’s Variable Rate Demand Obligations (VRDO) Ratings

VMIG 1	—

Moody’s highest rating for issues having a variable rate demand feature — VRDO. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 2	—

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

VMIG 3	—

This designation denotes acceptable credit quality. Adequate protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price on demand.

Moody’s Short-Term Municipal Obligations Ratings

MIG 1	—

Moody’s highest rating for short-term municipal obligations. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	—	This designation denotes strong credit quality. Margins of protection are ample, although not as large as the preceding group.
MIG 3	—	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG	—	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Short-Term Obligations Ratings

P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating. Have a superior ability to repay short-term debt obligations.
P-2	—	Have a strong ability to repay short-term debt obligations.
P-3	—	Have an acceptable ability to repay short-term debt obligations.
NP	—	Issuers do not fall within any of the Prime rating categories.

Fitch’s Short-Term Issuer or Obligations Ratings

F1	—	Fitch’s highest rating indicating the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	—	Fitch rating indicating good intrinsic capacity for timely payment of financial commitments.
F3	—	Fitch rating indicating intrinsic capacity for timely payment of financial commitments is adequate.
NR	—	Indicates that the obligation is not rated by Standard & Poor’s, Moody’s or Fitch.

Western Asset California Municipal Money Market Fund 2011 Annual Report	21

Statement of assets and liabilities

March 31, 2011

Assets:
Investments, at value	$1,636,599,003
Receivable for securities sold	39,906,668
Interest receivable	570,059
Prepaid expenses	38,461
Other assets	19,442
Total Assets	1,677,133,633

Liabilities:
Due to custodian	39,836,860
Investment management fee payable	155,375
Distribution fees payable	143,619
Trustees’ fees payable	43,004
Distributions payable	21,319
Accrued expenses	123,436
Total Liabilities	40,323,613
Total Net Assets	$1,636,810,020

Net Assets:
Par value (Note 6)	$16,368
Paid-in capital in excess of par value	1,636,793,651
Accumulated net realized gain on investments	1
Total Net Assets	$1,636,810,020

Shares Outstanding:
ClassA	1,636,803,902
ClassI	2,961

Net Asset Value:
ClassA	$1.00
ClassI	$1.00

See Notes to Financial Statements.

22	Western Asset California Municipal Money Market Fund 2011 Annual Report

Statement of operations

For the Year Ended March 31, 2011

Investment Income:
Interest	$5,480,298

Expenses:
Investment management fee (Note 2)	8,189,796
Distribution fees (Notes 2 and 4)	1,820,516
Legal fees	186,665
Shareholder reports	102,886
Insurance	47,914
Registration fees	41,094
Audit and tax	39,699
Trustees’ fees	26,419
Transfer agent fees (Note 4)	17,728
Custody fees	16,672
Miscellaneous expenses	12,814
Total Expenses	10,502,203
Less: Fee waivers and/or expense reimbursements (Notes 2 and 4)	(5,238,162)
Net Expenses	5,264,041
Net Investment Income	216,257
Net Realized Gain From Investment Transactions	1
Proceeds from Settlement of a Regulatory Matter (Note 8)	714,924
Increase in Net Assets from Operations	$931,182

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	23

Statements of changes in net assets

For the Years Ended March 31,	2011	2010

Operations:
Net investment income	$216,257	$317,074
Net realized gain	1	—
Proceeds from settlement of a regulatory matter (Note 8)	714,924	—
Increase in Net Assets From Operations	931,182	317,074

Distributions to Shareholders From (Notes 1 and 5):
Net investment income	(931,176)	(451,133)
Net realized gains	—	(28,242)
Decrease in Net Assets From Distributions to Shareholders	(931,176)	(479,375)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	6,678,792,069	7,094,063,042
Reinvestment of distributions	903,485	432,607
Cost of shares repurchased	(6,954,751,151)	(7,952,264,845)
Decrease in Net Assets From Fund Share Transactions	(275,055,597)	(857,769,196)
Decrease in Net Assets	(275,055,591)	(857,931,497)

Net Assets:
Beginning of year	1,911,865,611	2,769,797,108
End of year*	$1,636,810,020	$1,911,865,611
* Includes overdistributed net investment income of:	$—	$(5)

See Notes to Financial Statements.

24	Western Asset California Municipal Money Market Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class A Shares	2011		2010		2009		2008		2007

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income from operations:
Net investment income	0.000	[1]	0.000	[1]	0.011		0.028		0.030
Net realized gain	0.000	[1]	—		0.000	[1]	0.000	[1]	0.000	[1]
Total income from operations	0.000	[1]	0.000	[1]	0.011		0.028		0.030

Less distributions from:
Net investment income	(0.000)	[1]	(0.000)	[1]	(0.011)		(0.028)		(0.030)
Net realized gains	—		(0.000)	[1]	(0.000)	[1]	(0.000)	[1]	(0.000)	[1]
Total distributions	(0.000)	[1]	(0.000)	[1]	(0.011)		(0.028)		(0.030)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[2]	0.05%		0.02%		1.12%		2.83%		2.98%

Net assets, end of year (millions)	$1,637		$1,828		$2,697		$3,897		$2,724

Ratios to average net assets:
Gross expenses	0.56%		0.60%[3]		0.56%[3]		0.54%		0.55%[4]
Net expenses[5,6]	0.28	[7,8]	0.42	[3,7,8]	0.56	[3]	0.54		0.54	[4,7]
Net investment income	0.01		0.01		1.17		2.73		2.93

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are the Treasury Guarantee Program fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.56% and 0.38%, respectively, for the year ended March 31, 2010 and would both have been 0.54% for the year ended March 31, 2009.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.54%.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.80%.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

Western Asset California Municipal Money Market Fund 2011 Annual Report	25

For a share of each class of beneficial interest outstanding throughout each year ended March 31:
Class I Shares	2011		2010		2009		2008		2007

Net asset value, beginning of year	$1.000		$1.000		$1.000		$1.000		$1.000

Income from operations:
Net investment income	0.000	[1]	0.000	[1]	0.012		0.029		0.030
Net realized gain	—		—		0.000	[1]	0.000	[1]	0.000	[1]
Total income from operations	0.000	[1]	0.000	[1]	0.012		0.029		0.030

Less distributions from:
Net investment income	(0.000)	[1]	(0.000)	[1]	(0.012)		(0.029)		(0.030)
Net realized gains	—		(0.000)	[1]	(0.000)	[1]	(0.000)	[1]	(0.000)	[1]
Total distributions	(0.000)	[1]	(0.000)	[1]	(0.012)		(0.029)		(0.030)

Net asset value, end of year	$1.000		$1.000		$1.000		$1.000		$1.000
Total return[2]	0.01%		0.04%		1.23%		2.94%		3.08%

Net assets, end of year (millions)	$0	[3]	$84		$73		$51		$39

Ratios to average net assets:
Gross expenses	0.48%		0.49%[4]		0.45%[4]		0.44%		0.45%[5]
Net expenses[6,7]	0.28	[8,9]	0.37	[4,8,9]	0.45	[4]	0.44		0.44	[5,8]
Net investment income	0.01		0.04		1.22		2.80		3.04

[1]	Amount represents less than $0.0005 per share.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Amount represents less than $0.5 million.

[4]

Included in the expense ratios are the Treasury Guarantee Program fees incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 0.47% and 0.35%, respectively, for the year ended March 31, 2010 and would both have been 0.43% for the year ended March 31, 2009.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.44%.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.70%.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	In order to maintain a minimum yield, additional waivers were implemented.

See Notes to Financial Statements.

26	Western Asset California Municipal Money Market Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset California Municipal Money Market Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Money Market Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

On July 14, 2010, the Board of Trustees approved a plan to liquidate and terminate the Fund. The plan of liquidation provides that the Fund will cease its business, liquidate its assets and distribute its liquidation proceeds to all shareholders of record of the Fund. Final liquidation of the Fund will occur no later than June 30, 2012 and will be coordinated to coincide with the launch of alternate investment products for cash sweep clients and customers of Morgan Stanley Smith Barney, for which the Fund currently serves as a sweep vehicle.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. In accordance with Rule 2a-7 under the 1940 Act, money market instruments are valued at amortized cost, which approximates market value. This method involves valuing portfolio securities at their cost and thereafter assuming a constant amortization to maturity of any discount or premium. The Fund’s use of amortized cost is subject to its compliance with certain conditions as specified by Rule 2a-7 under the 1940 Act.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant

Western Asset California Municipal Money Market Fund 2011 Annual Report	27

information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (level 3)	Total
Short-term investments†	—	$1,636,599,003	—	$1,636,599,003

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting California.

(c) Credit and market risk. The Fund may invest in instruments specifically structured so that they are eligible for purchase by money market funds, including securities that have demand, tender or put features, or interest rate reset features. Structured instruments may take the form of participation interests or receipts in underlying securities or other assets, and in some cases are backed by a financial institution serving as a liquidity provider. Some of these instruments may have an interest rate swap feature which substitutes a floating or variable interest rate for the fixed interest rate on an underlying security, and some may be asset-backed or mortgage-backed securities. Structured instruments are a type of derivative instrument and the payment and credit qualities of these instruments derive from the assets embedded in the structure.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method.

(e) Distributions to shareholders. Distributions from net investment income on the shares of the Fund are declared each business day and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

28	Western Asset California Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies, including Subchapter M, which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

( i ) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.450%
Next $1 billion	0.425
Next $3 billion	0.400
Next $5 billion	0.375
Over $10 billion	0.350

Western Asset California Municipal Money Market Fund 2011 Annual Report	29

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A and I shares will not exceed 0.60% and 0.50%, respectively. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent. Prior to May 31, 2010, the expense limitation was 0.80% and 0.70% for the Fund’s Class A and I shares, respectively.

The manager has voluntarily undertaken to limit fund expenses in order to maintain a minimum yield. Such expense limitations may fluctuate daily and are voluntary and temporary and may be terminated by the manager at any time without notice.

During the year ended March 31, 2011, fees waived and/or expenses reimbursed amounted to $5,238,162.

The manager is permitted to recapture amounts previously forgone or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2006. This change had no effect on fees previously deferred. As of March 31, 2011, the Fund had accrued $15,971 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended March 31, 2011, the Fund did not invest in derivative instruments and does not have any intention to do so in the future.

30	Western Asset California Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

4. Class specific expenses, waivers and/or reimbursements

The Fund has adopted a Rule 12b-1 distribution and service plan and under that plan the Fund pays a fee with respect to its Class A shares calculated at the annual rate of 0.10% of the average daily net assets of the class. Distribution fees are accrued daily and paid monthly.

For the year ended March 31, 2011, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees
Class A	$1,820,516	$9,894
Class I	—	7,834
Total	$1,820,516	$17,728

For the year ended March 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/ Reimbursements
Class A	$5,143,868
Class I	94,294
Total	$5,238,162

5. Distributions to shareholders by class

	Year Ended March 31, 2011	Year Ended March 31, 2010
Net Investment Income:
Class A	$925,615	$420,908
Class I	5,561	30,225
Total	$931,176	$451,133

Net Realized Gains:
Class A	—	$27,395
Class I	—	847
Total	—	$28,242

6. Shares of beneficial interest

At March 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Western Asset California Municipal Money Market Fund 2011 Annual Report	31

Transactions in shares of each class were as follows:

	Year Ended March 31, 2011	Year Ended March 31, 2010
Class A
Shares sold	6,429,688,069	6,809,117,882
Shares issued on reinvestment	903,485	432,143
Shares repurchased	(6,621,289,437)	(7,678,737,109)
Net decrease	(190,697,883)	(869,187,084)

Class I
Shares sold	249,104,000	284,945,160
Shares issued on reinvestment	—	464
Shares repurchased	(333,461,714)	(273,527,736)
Net increase (decrease)	(84,357,714)	11,417,888

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued on reinvestment of dividends declared, and shares repurchased, is equal to the dollar amount shown in the Statements of Changes in Net Assets for the corresponding fund share transactions.

7. Income Tax Information and Distribution to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A
Daily 4/29/2011	$0.000008

The tax character of distributions paid during the fiscal years ended March 31, were as follows:

	2011	2010
Distributions Paid From:
Tax-exempt income	$872,455	$451,133
Ordinary income	58,721	28,242
Total distributions paid	$931,176	$479,375

As of March 31, 2011, there were no significant differences between the book and tax components of net assets.

8. Regulatory matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”), a wholly-owned subsidiary of Legg Mason and the then investment adviser or manager to the Fund, and Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Affected Funds”).

32	Western Asset California Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

The SEC order found that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated there under (the “Advisers Act”). Specifically, the order found that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also found that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Western Asset California Municipal Money Market Fund 2011 Annual Report	33

Although there can be no assurance, LMPFA does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. On May 26, 2010, these amounts were disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The Fund has received $714,868 and $56 for Classes A and I respectively, related to this distribution. All other amounts not previously distributed were retained by the U.S. Treasury.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine

34	Western Asset California Municipal Money Market Fund 2011 Annual Report

Notes to financial statements (cont’d)

funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. The parties currently are awaiting a decision from the U.S. Court of Appeals for the Second Circuit.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

Western Asset California Municipal Money Market Fund 2011 Annual Report	35

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of two of the plaintiff’s claims brought pursuant to various provisions of the 1940 Act and Massachusetts state law. With regard to the third claim, a derivative state-law claim for breach of fiduciary duty to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending March 31, 2012 .

36	Western Asset California Municipal Money Market Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Money Market Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset California Municipal Money Market Fund, a series of Legg Mason Partners Money Market Trust, including the schedule of investments, as of March 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset California Municipal Money Market Fund as of March 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As described in Note 1, the Board of Trustees has approved the liquidation of the Western Asset California Municipal Money Market Fund. The final liquidation is expected to occur no later than June 30, 2012.

New York, New York

May 16, 2011

Western Asset California Municipal Money Market Fund	37

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting of the Board of Trustees of Legg Mason Partners Money Market Trust (the “Trust”) held on November 8-9, 2010, the Board, including the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the management agreement (the “Management Agreement”) between the Trust and Legg Mason Partners Fund Advisor, LLC (the “Manager”) with respect to the Western Asset California Municipal Money Market Fund, a series of the Trust (the “Fund”), and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Manager and Western Asset Management Company (the “Subadviser”), an affiliate of the Manager, with respect to the Fund.

Background

The Board received information in advance of the meeting from the Manager to assist it in its consideration of the Management Agreement and the Sub-Advisory Agreement and was given the opportunity to ask questions and request additional information from management. In addition, the Independent Trustees submitted questions to management before the meeting and considered the responses provided. The Board received and considered a variety of information about the Manager and the Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below. The information provided and presentations made to the Board encompassed the Fund and all funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions being rendered by the Manager, both of which functions are encompassed by the Management Agreement, as well as the advisory functions rendered by the Subadviser pursuant to the Sub-Advisory Agreement.

Board approval of management agreement and sub-advisory agreement

The Independent Trustees were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Trustees received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Management Agreement and the Sub-Advisory Agreement. The Independent Trustees also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present. In approving the Management Agreement and Sub-Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those factors discussed below. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement, and each Trustee may have attributed different weight to the various factors.

38	Western Asset California Municipal Money Market Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Nature, extent and quality of the services under the management agreement and sub-advisory agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Subadviser took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Subadviser, and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager and the Subadviser had expanded over time as a result of regulatory, market and other developments, including maintaining and monitoring their own and the Fund’s compliance programs. The Board also noted that on a regular basis it received and reviewed information from the Manager and the Subadviser regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and that it considered the Manager’s and the Subadviser’s risk management processes.

The Board reviewed the qualifications, backgrounds and responsibilities of the Manager’s and the Subadviser’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources of Legg Mason, Inc., the parent organization of the Manager and the Subadviser.

The Board considered the division of responsibilities between the Manager and the Subadviser and the oversight provided by the Manager. In addition, management also reported to the Board on, among other things, its business plans and organizational changes.

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board considered the Fund’s performance in light of overall financial market conditions.

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as California tax-exempt money market funds by Lipper, showed, among other data, that the

Western Asset California Municipal Money Market Fund	39

Fund’s performance for the 1-, 3-, 5- and 10-year periods ended June 30, 2010 was slightly below the median. The Board noted the explanations from the Manager and the Subadviser concerning the Fund’s relative performance versus the peer group for the various periods.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement and the Sub-Advisory Agreement were sufficient for renewal. The Board concluded that it will continue to evaluate the Fund’s performance and any actions taken by the Manager and the Subadviser to continue to improve performance. The Board also took into account the proposed plans with respect to the Fund.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) and the actual fees paid by the Fund to the Manager (the “Actual Management Fee”) in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. In addition, the Board noted that the compensation paid to the Subadviser is paid by the Manager.

In addition, the Board received and considered information comparing the Contractual Management Fee and the Actual Management Fee and the Fund’s total actual expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts.

The Manager reviewed with the Board the differences in the scope of services provided to these different types of accounts, noting that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board considered the fee comparisons in light of the differences in management of these different types of accounts. The Board also considered and discussed information about the Subadviser’s fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fee. The Board also received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The information comparing the Fund’s Contractual and Actual Management Fees as well as its actual total expense ratio to its expense group, consisting of a group of retail no-load funds (including the Fund) classified as California tax-exempt money market funds and chosen by Lipper to be comparable to the Fund, showed that the Fund’s Contractual Management Fee was slightly above the median and Actual Management Fee was slightly below the median. The Board noted that the Fund’s

40	Western Asset California Municipal Money Market Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

actual total expense ratio was slightly below the median. The Board also considered that the current limitation on the Fund’s expenses is expected to continue through December 2012.

Taking all of the above into consideration, as well as the factors identified below, the Board determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager profitability

The Board received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been reviewed in the past by an outside consultant and remained unchanged. The profitability of the Manager and its affiliates was considered by the Board not excessive in light of the nature, extent and quality of the services provided to the Fund and the type of fund it represented.

Economies of scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow. The Board noted that the Manager had previously agreed to institute breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of sharing any economies of scale or other efficiencies that might accrue from increases in the Fund’s asset levels. The Board noted that the Fund had reached the specified asset levels at which one or more breakpoints to its Contractual Management Fee are triggered.

The Board determined that the management fee structure for the Fund, including breakpoints, was reasonable.

Other benefits to the manager and the subadviser

The Board considered other benefits received by the Manager, the Subadviser and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the ongoing commitment of the Manager and the Subadviser to the Fund, the Board considered that the ancillary benefits that the Manager and its affiliates received were reasonable.

*  *  *

In light of all of the foregoing, the Board determined that the continuation of each of the Management Agreement and Sub-Advisory Agreement would be in the best interests of the Fund’s shareholders and approved the continuation of such agreements for another year.

Western Asset California Municipal Money Market Fund	41

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset California Municipal Money Market Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

42	Western Asset California Municipal Money Market Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Western Asset California Municipal Money Market Fund	43

Independent Trustees cont’d
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)

44	Western Asset California Municipal Money Market Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten

Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	59
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 165 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	165
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)

Western Asset California Municipal Money Market Fund	45

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
John Chiota Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1968
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2007 and 2008
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2008); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); Vice President of Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (prior to 2006); formerly, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse (prior to 2004)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

46	Western Asset California Municipal Money Market Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
David Castano Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1971
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Treasurer of Lord Abbett mutual funds (prior to 2006); formerly, Supervisor at UBS Global Asset Management (prior to 2004)

Western Asset California Municipal Money Market Fund	47

Additional Officers cont’d
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

48	Western Asset California Municipal Money Market Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended March 31, 2011:

Record date:	Daily	Daily	Daily	Daily
Payable date:	4/30/2010	5/28/2010	6/30/2010	7/30/2010
Class A
Tax-exempt interest	100.00%	95.33%	94.52%	92.17%
Ordinary income	—	4.67%*	5.48%*	7.83%*

Record date:	Daily	Daily	Daily	Daily
Payable date:	8/31/2010	9/30/2010	10/29/2010	11/30/2010
Class A
Tax-exempt interest	95.48%	93.84%	93.84%	93.84%
Ordinary income	4.52%*	6.16%*	6.16%*	6.16%*

Record date:	Daily	Daily	Daily
Payable date:	12/31/2010	1/31/2011	February 2011 through March 2011
Class A
Tax-exempt interest	94.26%	95.83%	100.00%
Ordinary income	5.74%*	4.17%*	—

Record date:		Daily	Daily	Daily
Payable date:		April 2010 through June 2010	7/30/2010	August 2010 through March 2011
Class I
Tax-exempt interest		100.00%	99.25%	100.00%
Ordinary income		—	0.75%*	—

The following information is applicable to non-U.S. resident shareholders:

*	All of the ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset

California Municipal Money Market Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset California Municipal Money Market Fund

The Fund is a separate investment series of Legg Mason Partners Money Market Trust, a Maryland statutory trust.

Western Asset California Municipal Money Market Fund Legg Mason Funds 55 Water Street New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset California Municipal Money Market Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

WAS04037 5/11 SR11-1371

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a)	Audit Fees. The aggregate fees billed in the last two fiscal years ending March 31, 2010 and March 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $139,400 in 2010 and $286,900 in 2011.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $5,000 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings and calculations pursuant to Funds revolving credit for the Legg Mason Partners Money Market Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Money Market Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $12,100 in 2010 and $24,600 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Money Market Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Money Market Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e)	Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1)	The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2)	For the Legg Mason Partners Money Market Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f)	N/A

(g)	Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Money Market Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Money Market Trust during the reporting period were $0 in 2011.

(h)	Yes. Legg Mason Partners Money Market Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Money Market Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Money Market Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	May 26, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Money Market Trust

Date:	May 26, 2011

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Money Market Trust

Date:	May 26, 2011